EXHIBIT (10) D


			SIXTH AMENDMENT TO
		 DEFERRED COMPENSATION AGREEMENT


	THIS SIXTH AMENDMENT to DEFERRED COMPENSATION AGREEMENT is made effective as of February 1, 1997, by and between MERCANTILE-SAFE DEPOSIT & TRUST COMPANY (the "Corporation") and H. FURLONG BALDWIN (the "Employee").
	WHEREAS, Corporation and Employee entered into a Deferred Compensation Agreement dated September 30, 1982, and a First Amendment thereto dated October 24, 1983, and a Second Amendment thereto dated March 13, 1984, and a Third Amendment thereto dated January 1, 1987, and a Fourth Amendment thereto dated December 8, 1987, and a Fifth Amendment thereto dated January 1, 1989 (the "Agreement"); and

	WHEREAS, the Agreement specifies in part that Employee is entitled to certain supplemental retirement benefits at his normal retirement date or age sixty-five (65), as the case may be; and

	WHEREAS, the term of Employee's employment with Corporation is being extended beyond his normal retirement date pursuant to an amendment to his executive employment agreement; and

	WHEREAS, Corporation and Employee wish to clarify the terms of such supplemental retirement benefits in light of Employee's continuation of employment.

	NOW, THEREFORE, in order to carry out the purposes of the Agreement, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Corporation and Employee hereby agree as follows:

			   FIRST CHANGE
			   ------------

	The last line of the table contained in Section 5 shall be deleted in its entirety and the following substituted in lieu thereof:

		"65 or older          168,000          15 years"

			  SECOND CHANGE
			  -------------

	Section 6 shall be deleted in its entirety and the following substituted in lieu thereof:

"6. Disability Prior to Termination of Employee. In the event Employee becomes disabled as provided for under the `Group Accident and Sickness Benefits' provisions, and any Long Term Disability Insurance
Policy issued thereunder, of the Mercantile

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Bankshares Corporation Employee Benefit Plan in effect at that time (the `Mercshares Disability Plan'), prior to
February 1, 1999, or such later date as shall be provided for cessation of employment by extension of the stated term of Employee's Executive Employment
Agreement with Mercantile Bankshares Corporation and
Mercantile-Safe Deposit and Trust Company, dated March
24, 1982, as the same has been and may be from time to time amended (the `Executive Employment Agreement'), and thereby ceases to be actively employed, Employee will receive disability benefits under the Mercshares
Disability Plan (i) until he is no longer disabled, or
(ii) until February 1, 1999 (or such later date as may be provided for cessation of employment by extension of the stated term of the Executive Employment
Agreement), whichever is sooner. If Employee remains disabled until February 1, 1999 (or such later date as may be provided for cessation of employment by extension of the stated term of the Executive
Employment Agreement), he will receive a benefit at that time, in lieu of the benefit provided under
Section 5.  The benefit is expressed on an annual
basis but shall be payable monthly for the longer of
(i) Employee's lifetime or (ii) a period of fifteen
(15) years. The amount of the benefit will vary depending upon Employee's age at the time of disablement, as set forth below:

Age at Disablement              Annual Benefit Payable
------------------              ----------------------
      51                                70,000
      52                                77,000
      53                                84,000
      54                                91,000
      55                                98,000
      56                               105,000
      57                               112,000
      58                               119,000
      59                               126,000
      60                               133,000
      61                               140,000
      62                               147,000
      63                               154,000
      64                               161,000
  65 or older                          168,000


If Employee's disability ends and Employee returns to the active employ of Corporation, then his benefits under this Agreement shall be equal to the product of the benefit otherwise provided for in Section 5 multiplied by a fraction. The applicable fraction shall have as its numerator the sum of all salary reductions actually taken by

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Employee.  The denominator shall be the sum of all salary reductions which would have been taken by Employee had he not been disabled."

			   THIRD CHANGE
			   ------------

	The first sentence of Section 7 shall be deleted in its entirety and the following substituted in lieu thereof:

"If Employee shall die prior to February 1, 1999 (or such later date as may be provided for cessation of employment by extension of the stated term of the Executive Employment Agreement), Corporation shall provide his beneficiary (as determined under Section
11 hereof) with monthly payments for a period of thirty (30) years, equal to $100,000 per annum."

			  FOURTH CHANGE
			  -------------

	The first sentence of the second paragraph of Section 7 shall be deleted in its entirety and the following substituted in lieu thereof:

"If Employee shall die subsequent to being disabled
(as that term is used in Section 6 above) and prior to February 1, 1999 (or such later date as may be provided for cessation of employment by extension of the stated term of the Executive Employment
Agreement), then the beneficiary shall receive a lesser benefit."

	In all other respects, the provisions of the Agreement, as heretofore amended, remain unchanged and in full force and effect.
	IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to the Agreement as of the day and year first above written.

ATTEST:                                  MERCANTILE-SAFE DEPOSIT
					 AND TRUST COMPANY

/s/ Alan D. Yarbro                          /s/ Edward K. Dunn, Jr.
________________________                 By:_________________________
Alan D. Yarbro, Secretary                   Edward K. Dunn, Jr., President


WITNESS:

/s/ Alan D. Yarbro                          /s/ H. FURLONG BALDWIN
________________________                    __________________________
					     H. FURLONG BALDWIN

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